Exhibit 10.5

独家购买权协议

Exclusive Call Option Agreement

本独家购买权协议（下称“本协议”）由下列各方于2024 年 1 月 31 日

在中国上海市签订：

This Exclusive Call Option Agreement (“Agreement”) is made and entered into in Shanghai, China (P.R.C) on January 31, 2024 by and among the following Parties:

1.        宗辉 （以下称为“股东”）

住所： 上海市浦东新区永泰路136弄25号402室

Zong Hui （hereinafter referred to as the “Existing Shareholder”）

Domicile: Room 402, No. 25, Lane 136, Yongtai Road, Pudong New District, Shanghai, China

2.        上海诺斯拉文化有限公司 （以下称为“WFOE”）：

注册地 ：上海市奉贤区平庄西路1599号

Shanghai Nocera Culture Co., Ltd. （hereinafter referred to as “WFOE”）

Registered Address: No. 1599, Pingzhuang West Road, Fengxian District, Shanghai, China

3.        杭州星咖互娱文化传媒有限公司 （以下称为“国内公司”）

注册地：浙江省杭州市滨江区峰达中心A座1501室

Zhejiang Xinca Mutual Entertainment Culture Media Co., LTD （hereinafter referred to as the “Domestic Company”）

Registered Address: Room 1501, Building A, Fengda Center, Binjiang District, Hangzhou, Zhejiang, China

在本协议中，WFOE、股东和国内公司以下各称“一方”，合称“各方”。

In this Agreement, each of the WFOE, Existing Shareholders and Domestic Company shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

1.            现有股东合计持有本公司100%股权，其中宗辉持有本公司50%股权;其余50%股权已透过授权书授权宗辉全权处理。

The Existing Shareholders own 100% equity interest in the Domestic Company in total, of which, Zong Hui holds 50% equity interest in the Domestic Company; The remaining 50% of the equity has been fully authorized to Zong Hui for complete management through a power of attorney.

2.                  于2024年 1 月 31 日，WFOE与国内公司订立独家业务合作协议 （“独家业务合作协议”），而WFOE与现有股东订立股权质押协议 （“股权抵押协议”）及一系列其他协议。

On January 31, 2024, the WFOE and the Domestic Company entered into an Exclusive Business Cooperation Agreement (“Exclusive Business Cooperation Agreement”）and the WFOE and the Existing Shareholders entered into an Equity Pledge Agreement (“Equity Pledge Agreement” and a serial of other agreements on the same.

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因此，各方在友好协商后，特此同意如下：

NOW, THEREFORE, the Parties, upon friendly negotiation, hereby agree as follows:

1.        购买和出售股权

Purchase and Sale of Equity

1.1  授予权利。现有股东特此不可撤销地授予WFOE独家、不可撤销的权利，根据中华人民共和国法允许的范围，WFOE有权在任何时间购买或指定任何人（“指定人”）向现有股东购买股权。根据WFOE自行决定的步骤，并按照本协议第1.3条规定的价格（“股权购买权”），使得WFOE可以随时一次或多次从股东购买，或指定一人或多人（“被指定人”）从股东购买，股东所持的国内公司的全部或部分股权。WFOE和被指定人可享有的认购权是独家的。国内公司特此同意现有股东向WFOE授予该认购期权。就本条款及本协议而言，“人”指任何个人，公司，合资企业，合伙企业，企业，信托或非法人组织。

Grant of Option. The Existing Shareholders hereby irrevocably grant to the WFOE an exclusive and irrevocable option whereby the WFOE shall be entitled to purchase or designate any person or persons (“Designee”）to purchase from the Existing Shareholders at any time, to the extent permitted by the People’s Republic of China (P.R.C) laws, all or part of the equity held by the Existing Shareholders in the Domestic Company following the exercise steps determined by the WFOE at its own discretion and per the price set forth in Article 1.3 hereof (“Call Option”). No third person other than the WFOE and the Designee may enjoy the Call Option. The Domestic Company hereby agrees that the Existing Shareholders grant such Call Option to the WFOE. For the purpose of this clause and this Agreement, a “person” refers to any individual，corporation, joint venture, partnership, enterprise, trust or unincorporated organization.

1.2  行使步骤。根据中华人民共和国法律及法规，WFOE可向现有股东发出书面通知（“股权购买通知”），并指明以下事项行使认购期权：（a）WFOE有关行使认购期权的决定; （b）WFOE拟向现有股东购买的股权数额（“目标股权”）; 及（c）购买日期或权益转让日期。

Exercise Steps. Subject to the People’s Republic of China (P.R.C) laws and regulations, the WFOE may exercise the Call Option by issuing a written notice (“Equity Purchase Notice”) to the Existing Shareholders specifying the following matters: (a) the WFOE’s decision on exercise of the Call Option; (b) the amount of equity interest (“Target Equity”）which the WFOE proposes to purchase from the Existing Shareholders; and (c) the date of purchase/date of transfer of equity.

1.3  购买价格。除非适用法律法规要求评估，否则目标股权的购买价格（“购买价格”）应为股权转让时中华人民共和国法律法规允许的最低价格。

Purchase Price. Unless applicable laws and regulations require an appraisal, the purchase price of the Target Equity (“Purchase Price”）shall be the minimum price permitted by the People’s Republic of China (P.R. C) laws and regulations at the time of transfer of equity.

1.4  转移目标股权。在WFOE每次行使认权时：

Transfer of the Target Equity. At each exercise of Call Option by the WFOE:

（a）现有股东应责成国内公司及时召开股东大会，在该会议上应当通过现有股东向WFOE和/或指定人转让股权的决议;现有股东应就WFOE和/或指定人转让被购买股权取得国内公司其他股东的同意及放弃优先购买权的书面声明;

The Existing Shareholders shall cause the Domestic Company to hold the shareholders’ meeting in a timely manner. In the meeting, a resolution on the approval of the transfer of equity from the Existing Shareholders to the WFOE and/or the Designee shall be adopted, and the Existing Shareholders shall sign a written confirmation to waive their right of first refusal toward such transfer of equity by other shareholder of the Domestic Company to the WFOE and/or or any person designated by the WFOE;

（b）现有股东及WFOE（或如适用，指定人）应根据本协议及股权收购通知的规定，为每次转让订立股权转让协议;

The Existing Shareholders and the WFOE (or, where applicable, the Designee) shall enter into an equity transfer agreement in accordance with the provisions of this Agreement and the Equity Purchase Notice;

（c）有关各方应签署所有其他必要的合同，协议或文件，获得所有必要的政府批准和同意，并采取一切必要行动，以利将被购买股权的有效所有权在不附带任何担保权益的情况下转移给WFOE和/或被指定人，并使WFOE和/或被指定人成为被购买股权的登记在册所有人。就本条款和本协议而言，“担保权益”包括担保，抵押，质押，第三方权利或利益，任何购股权，收购权，优先购买权，抵销权，保留所有权或其他担保安排。 但是，为了明确起见，不包括从本协议或股权质押协议中产生的任何担保权益。

The relevant parties shall sign all other requisite contracts, agreements or documents, obtain all requisite government approvals and consents, and take all necessary actions, so as to transfer the valid ownership of the Target Equity to the WFOE and/or the Designee free of any security interest and cause the WFOE and/or the Designee to be the registered owner of the Target Equity. For the purpose of this clause and this Agreement, security interest, includes guarantees, mortgages, pledges, third-party rights or interests, any share option, right of acquisition, right of first refusal, right of offset, retention of title or other security arrangements. However, for the sake of clarity, it does not include any security interest created from this Agreement or the Equity Pledge Agreement.

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2.        承诺

Undertaking on Equity

2.1  国内公司的承诺。国内公司特此承诺：

Undertaking by the Domestic Company. The Domestic Company hereby undertakes that:

（a）     未经WFOE事先书面同意，不得以任何形式增加，修改或修改国内公司章程，增加或减少其实收资本，或以任何方式更改其注册资本结构;

Without prior written consent of the WFOE, it will not add, revise or amend the articles of association of the Domestic Company in any form, or increase or decrease its paid-in capital, or change its registered capital structure in any way;

（b）    遵循良好的财务和商业标准和惯例，保持公司的存续，谨慎有效地经营业务和处理事务;

It will follow good financial and commercial standards and practices, maintain itself in good standing, and prudently and effectively operate its business and handle affairs;

（c）     未经WFOE事先书面同意，不在本合同签署之日起的任何时间出售、转让、抵押或以其他方式处置国内公司的任何资产、业务或收益的合法或受益权益，或允许在其上设置任何其他担保权益;

Without prior written consent of the WFOE, it will not sell, transfer, mortgage or otherwise dispose any legal or beneficial interests in any assets, business or revenue of the Domestic Company, or allow the creation of any other security interests on the foregoing, at any time from the date hereof;

（d）    未经WFOE事先书面同意，不得招致，继承，担保或允许存在任何债务，但下列情况除外：（i）正常或日常业务经营所产生的债务; （ii）已向WFOE披露并获得WFOE书面同意的债务

Without prior written consent of the WFOE, it will not incur, inherit, guarantee or allow the existence of any debt, except for: (i) debts arising from normal or ordinary course of business operations; and (ii) debts that have been disclosed to the WFOE and obtained written consent from the WFOE;

（e）     保持所有现有业务正常运营，维持国内公司的资产价值，不进行影响其经营状况或资产价值的作为或不作为;

It will keep all existing business under normal operation to maintain the asset value of the Domestic Company, and will not commit any act or omission which will affect its operating condition or asset value;

（f）      未经WFOE事先书面同意，除正常业务过程中订立的合约外，不会订立任何重大合约（包括但不限于合约价值超过人民币100,000元的合约）;

Without prior written consent of the WFOE, it will not enter into any material contract (including but not limited to any contract with a contractual value of over RMB 100,000), other than those entered into in the normal course of business;

（g）    未经WFOE事先书面同意，不向任何人提供任何贷款或信贷;

Without prior written consent of the WFOE, it will not provide any loan or credit to any person;

（h）    应WFOE的要求，它将向WFOE提供有关国内公司运营和财务状况的数据;

At the request of the WFOE, it will provide the WFOE with all information on the operational and financial condition of the Domestic Company;

（i）      国内公司将向WFOE可接受的保险公司购买和续订保险。 保险金额和类型应与在同一地区从事类似业务或具有类似财产或资产的其他公司通常采购的保险金额相同;

The Domestic Company will purchase and maintain insurance from an insurer acceptable to the WFOE. The amount and type of insurance shall be the same as those of the insurance normally procured by other companies engaging in similar business or having similar property or assets in the same region;

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（j）      未经WFOE事先书面同意，不得与任何人合并或联合，或对任何人进行收购或投资;

Without prior written consent of the WFOE, it will not merge or consolidate with any person, or acquire or invest in any person;

（k）    将发生的或可能发生的与国内公司资产、业务或收益有关的诉讼、仲裁或行政程序立即通知WFOE;

It will inform the WFOE immediately of any pending or threatened lawsuits, arbitration or administrative proceedings relating to assets, business and revenue of the Domestic Company;

（l）      为了保持对国内公司所有资产的所有权，签署所有必要或适当的文件，采取一切必要或适当的行动，提出所有必要或适当的索赔，或对所有索偿进行必要和适当的抗辩;

In order to maintain its ownership over all of its assets, the Domestic Company will sign all necessary or appropriate documents, take all necessary or appropriate actions, bring forward all necessary or appropriate claims, or make all necessary and appropriate defenses against all claims;

（m）  未经WFOE事先书面同意，不得以任何形式分配股息;

Without prior written consent of the WFOE, it will not distribute dividends in any form;

（n）    除中华人民共和国法律强制要求外，未经WFOE书面同意，国内公司不得解散或清算;

Unless mandatorily required by the People’s Republic of China (PRC) laws, without written consent of the WFOE, the Domestic Company shall not dissolve or liquidate;

（o）    应WFOE的要求，将任命WFOE指定或认可的任何人为国内公司的董事;以及

At the request of the WFOE, it will appoint any person designated or recognized by the WFOE as the director of the Domestic Company; and

（p）    未经WFOE事先书面同意，不会发行任何额外股权或收购国内公司股权的权利。

Without prior written consent of the WFOE, it will not issue any additional equity or right to acquire or receive equity in the Domestic Company.

2.2  现有股东的承诺。现有股东承诺：

Undertakings by the Existing Shareholders. The Existing Shareholders undertake that:

（a）     未经WFOE事先书面同意，不得以任何形式增加，修改或修改国内公司章程，增加或减少其实收资本，或以任何方式更改其注册资本结构;

Without prior written consent of the WFOE, they will not add, revise or amend the articles of association of the Domestic Company in any form, or increase or decrease its paid-in capital, or change its registered capital structure in any way;

（b）    未经WFOE事先书面同意，不在本合同签署之日起的任何时间出售、转让、抵押或以其他方式处置其拥有的国内公司的股权的合法或受益权益，或允许在其上设置任何其他担保权益，但根据股东股权质押合同在该股权上设置的质押则除外;

Without prior written consent of the WFOE, they will not sell, transfer, mortgage or otherwise dispose any ownership or beneficial interest in any equity, or allow the creation of any other security interests on the foregoing, at any time from the date hereof, except for pledge created on equity of the Domestic Company under the Equity Pledge Agreement;

（c）     未经WFOE事先书面同意，促使公司股东大会及/或董事（或执行董事）不批准出售，转让，质押或以其他方式处置任何股权的合法或受益权益，除了WFOE或WFOE指定的任何人外，不允许在其上创设任何担保权益;

Procure the shareholders’ meeting and/or directors (or executive director) of the company not to approve, without prior written consent of the WFOE, any sale, transfer, pledge or otherwise disposal of the lawful or beneficiary interests in any equity, nor allow any security interests created thereon, except to the WFOE or any person designated by the WFOE;

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（d）    未经WFOE事先书面同意，不会批准国内公司与任何人合并或联合，或对任何人进行收购或投资;

Without prior written consent of the WFOE, they will not approve that the Domestic Company merge or consolidate with any person, or acquire or invest in any person;

（e）     立即通知WFOE有关其所拥有的股权的任何未决或潜在的诉讼，仲裁或行政诉讼;

They will inform the WFOE immediately of any pending or threatened lawsuits, arbitration or administrative proceedings relating to the equity they owned;

（f）      将促使国内公司的股东大会投票并批准根据本协议转让目标股权;

They will cause the shareholders’ meeting of the Domestic Company to vote for and approve the transfer of the Target Equity under this Agreement;

（g）    为了保持对目标股权的所有权，他们将签署所有必要或适当的文件，主动采取一切必要或适当的行动，和/或提出所有必要或适当的索赔，或做出针对索赔的一切必要和适当的抗辩;

In order to maintain their ownership over the Target Equity, they will sign all necessary or appropriate documents, proactively take all necessary or appropriate actions, and/or bring forward all necessary or appropriate claims, or make all necessary and appropriate defenses against all claims;

（h）    应WFOE的要求，将任命WFOE指定或认可的任何人为国内公司的董事和高级管理人员;

At the request of the WFOE, they will appoint any person designated or recognized by the WFOE as the director and the senior executive of the Domestic Company;

（i）      未经WFOE事先书面同意，不会出售或使国内公司管理层处置任何重大公司资产（正常业务过程除外）或在任何重大资产上创设任何担保权益或第三方权利;

Without prior written consent of the WFOE, it will not dispose or cause the management of the Domestic Company to dispose any material corporate asset (except in the normal course of business) or create any security interest or other third party right over any material asset;

（j）      未经WFOE事先书面同意，不会终止或使国内公司的管理层终止国内公司签署的任何重大协议，或签署任何与现有重大协议相冲突的其他协议;

Without prior written consent of the WFOE, it will not terminate or cause the management of the Domestic Company to terminate any material agreement signed by the Domestic Company, or sign any other agreement in conflict with the existing material agreements;

（k）    未经WFOE事先书面同意，不会委任或罢免任何由现有股东委任或罢免的任何国内公司董事，监事或其他由股东委任或罢免的高级管理人员，亦不会雇用任何佣金在人民币500,000元以上其他雇员或服务提供者;

Without prior written consent of the WFOE, it will neither appoint or remove any director, supervisor of the Domestic Company or other executives that shall be appointed or removed by the Existing Shareholders, nor hire any other employee or service provider with a compensation above RMB 500,000;

（l）      未经WFOE事先书面同意，不使国内公司宣布分配或实际分配任何可分配利润，股息或红利。 如现有股东取得任何利润，股息或奖金或清算收入，应根据中华人民共和国法律及时移转予WFOE或WFOE指定的任何人;

Without prior written consent of the WFOE, it will not cause the Domestic Company to declare distribution or actually distribute any allocable profit, dividend or bonus, and should they obtain any profit, dividend or bonus or liquidated income from the Domestic Company, they shall subject to the People’s Republic of China (PRC) laws timely grant the same to the WFOE or any person designated by the WFOE ;

（m）  应WFOE的要求，将立即无条件将其股权转让予WFOE或WFOE指定人，并放弃其他现有股东的优先购买权;

At the request of the WFOE from time to time, they will transfer their equity to the WFOE or the Designee unconditionally and immediately, and waive the right of first refusal towards such transfer of equity by other Existing Shareholder;

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（n）    将严格遵守本协议的条款以及由WFOE，现有股东和国内公司共同或单独签署的其他合同，有效履行其中的义务，并且不会以任何作为或者不作为影响此类合同的有效性和可执行性，包括但不限于在第2条下的股东大会上投票;以及

They will strictly comply with the provisions of this Agreement and other contracts which are jointly or individually signed by the WFOE, the Existing Shareholders and the Domestic Company, effectively perform the obligations thereunder, and will not commit any act or omission which will affect the validity and enforceability of such contracts, including without limitation, vote in a shareholder meeting under Article 2; and

（o）    现有股东不可撤销地对本协议项下义务承担连带责任。

The Existing Shareholders irrevocably undertake to be jointly and severally liable for the obligations hereunder.

3.        现有股东及国内公司的陈述及保证

Representations and Warranties of the Existing Shareholders and the Domestic Company

现有股东及国内公司特此向WFOE共同及分别声明并保证以下事项，于本签署日期及每个股权转让日期：

The Existing Shareholders and the Domestic Company hereby jointly and severally represent and warrant the followings to the WFOE on the date hereof and on each date of transfer of equity:

3.1  有权签署和交付本协议及其作为一方的任何股权转让协议（“转让协议”），并根据本协议签署每项转让，以及履行本协议和任何转让协议下的义务。 本协议及其作为一方的任何转让协议签署后，本协议和此类转让协议将构成其合法，有效和有约束力的义务并可根据其条款对其强制执行;

They have the rights and capacity to sign and deliver this Agreement and any equity transfer agreement (“Transfer Agreement”）to which they are one party and sign for each transfer according to this Agreement, and perform their obligations under this Agreement and any Transfer Agreement. Once this Agreement and any Transfer Agreement to which they are one party are signed, this Agreement and such Transfer Agreement will become their legal，valid and binding obligations enforceable against them in accordance with their terms;

3.2  本协议或任何转让协议的签署、交付以及履行其在本协议或任何转让协议下的义务均不会：（i）导致违反任何适用的中华人民共和国法律; （ii）与其公司章程或其他组织文件发生冲突; （iii）导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约;（iv）违反授予及/或维持授予他们的任何批准或许可的有效性的任何条件;或（v）导致给任何一方颁发的任何许可或批准中止或被撤销或附加条件;

Neither the execution and delivery of this Agreement or any Transfer Agreement nor the performance of their obligations under this Agreement or any Transfer Agreement will: (i) violate any applicable People’s Republic of China (PRC) laws; (ii) conflict with their articles of association or other organization documents; (iii) violate or default under any contract or instrument to which they are a party or which binds upon them; (iv) violate any condition to grant and/or maintain the validity of any approval or permit granted to them; or (v) cause any permit or approval granted to them to be suspended, cancelled or imposed with additional conditions;

3.3  现有股东对所有资产拥有良好且可交易的所有权。现有股东并无就该等资产设置担保权益;

The Existing Shareholders have good and merchantable title to all assets. The Existing Shareholders set up no security interest over such assets;

3.4  除（i）正常业务所产生的债务; 及（ii）已向WFOE以书面形式披露及认可的债务外，国内公司并无未偿还债务;

The Domestic Company has no outstanding debts except (i) those arising from its normal course of business; and (ii) debts that have been disclosed to and approved by the WFOE in writing;

3.5  国内公司应遵守所有适用的法律法规; 和

The Domestic Company shall comply with all applicable laws and regulations; and

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3.6  没有已发生、未决或潜在与国内公司的股权，资产或其他方面有关的诉讼，仲裁或行政诉讼。

There is no existing, pending or threatening litigation, arbitration or administrative proceedings relating to equity, assets or other aspects of the Domestic Company.

4.        保密

Confidentiality

各方知悉并确认与本协议相互交换的任何口头或书面信息均为机密信息。 各方应对所有此类信息保密，未经其他方书面同意，除下列情况外，不得向各方披露任何相关信息：

The Parties acknowledge and confirm that any oral or written information mutually exchanged in connection with this Agreement shall be Confidential Information. The Parties shall keep confidential all such information, and without written consent of other Parties, they shall not disclose any relevant information to any third party except under the following circumstances:

（a）公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）;(b）根据适用法律法规而所需披露之任何信息;或（c）如果任何一方需要基于本文所述交易的目的向其法律或财务顾问披露此类信息，并且此类法律或财务顾问还需要承担与本条规定类似的保密责任。 任何一方的工作人员或聘用的机构违反保密规定，均视为违反，该方应依照本协议承担违约责任。 不论在本协议因任何理由终止后，本条款继续有效。

(a) where such information is or will be known by the general public (for reasons other than the unauthorized disclosure to the public by any Party receiving such information); (b) where the disclosure of such information is required by applicable laws or regulations; or (c) where any Party needs to disclose such information to its legal or financial advisor for the purpose of the transaction contemplated herein, and such legal or financial advisor also needs to assume confidentiality liability similar to that provided in this Article. The breach of confidentiality by the staff of or agency retained by any Party shall be deemed as breach of confidentiality by such Party, and such Party shall assume the liabilities for breach of contract in accordance with this Agreement. This Article shall survive the termination of this Agreement for whatsoever reason.

5.        有效性和期限

Effectiveness and Term

本协议自各方签署本协议之日起生效，有效期为十（10）年，并可由WFOE选择延长十（10）年。除非WFOE以书面形式通知现有股东及国内公司其未同意延长本协议，否则本协议将于期限届满后自动延长十（10）年，依此类推，延长时间没有任何限制。 现有股东及国内公司无权反对延长本协议期限。

This Agreement shall take effect from the date when the Parties sign this Agreement, with a term of ten (10) years and may be extended for another ten (10) years at the option by the WFOE. Unless notified by the WFOE to the Existing Shareholders and the Domestic Company in writing that it does not consent to an extension of this Agreement, this Agreement shall be automatically extended for another ten (10) years upon the expiration of term, and so on, without any restriction in extension times. The Existing Shareholders and the Domestic Company shall have no right of objection to the extension of term hereof.

6.        终止

Termination

6.1  到期日终止。本协议将在期限届满之日终止，除非根据本协议的有关规定予以延长。

Termination on Expiry Date. This Agreement shall terminate on the expiry date of the term unless it is extended in accordance with relevant provisions hereof.

6.2  提前终止。于本协议有效期内，现有股东或国内公司不得提早终止本协议，除非现有股东已将其在国内公司的全部股权合法转让予WFOE及/或WFOE指定的其他实体或个人。如果WFOE在本协议到期日之前破产或合法解散或终止，本协议将自动终止。 尽管有上述规定，WFOE可以在任何时候提前三十（30）天向其他方发出书面通知终止本协议。

Early Termination. During the term of this Agreement, the Existing Shareholders or the Domestic Company shall not early terminate this Agreement unless the Existing Shareholders have legally transferred all of their equity in the Domestic Company to WFOE and/or other entity or individual designated by WFOE according to this Agreement. Should WFOE be bankrupt or legally dissolved or terminated prior to the expiry date of this Agreement, this Agreement shall terminate automatically. Notwithstanding the foregoing, WFOE may at any time issue a written notice to other Parties thirty (30) days in advance to terminate this Agreement.

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6.3  继续有效。本协议终止后，各方根据第四条，第七条和第八条享有的权利和义务继续有效。

Survival. Upon termination of this Agreement, the rights and obligations of the Parties under Article 4, Article 7 and Article 8 shall survive.

7.        违约责任和赔偿

Default Liabilities and Indemnity

7.1  违约责任。各方同意并确认，如果本协议的任何一方（“违约方”）严重违反本协议的任何条款，或者实质上未履行或延迟履行本协议项下的任何义务，则应构成本协议下的违约（“违约”），以及任何除本协议下的其他相关权利外，其他非违约方（“非违约方”）可以要求违约方在合理的时限内进行更正或采取补救措施。如果违约方仍未在合理期限内或在他方书面通知违约方并要求更正后十（10）天内进行更正或采取补救措施，非违约方可以要求违约方支付违约赔偿金。

Default Liabilities. The Parties agree and confirm that if any Party hereto (“Breaching Party”) materially breaches any provision hereof, or materially fails to perform or delays in perform any obligation hereunder, it shall constitute a default hereunder (“Default”), and any of other non-breaching Parties (“Non-breaching Parties”) may request the Breaching Party to make correction or take remedy within a reasonable time limit. Should the Breaching Party still fail to make correction or take remedy within such reasonable time limit or ten (10) days after the other Party notifies the Breaching Party in writing and requests for correction, the Non-breaching Parties may request the Breaching Party to pay liquidated damages.

7.2  赔偿。现有股东及国内公司应全数赔偿WFOE因本协议的履行或因本协议的实施而对WFOE提出的任何诉讼，索赔或其他要求所造成的任何损失，损害，责任和/或支出，并保证WFOE免受因现有股东及国内公司的任何行为或任何第三方因现有股东及国内公司的行为而提出的任何索赔而对WFOE造成任何损失和损害。

Indemnity. The Existing Shareholders and the Domestic Company shall fully indemnify the WFOE against any loss, damage, liability and/or cost resulting from any action, claim or other demand made against the WFOE due to or arising out of the performance of this Agreement, and hold the WFOE harmless from any loss and damage caused to the WFOE by any act of the Shareholders or the Domestic Company or any claim made by any third party due to the act of the Existing Shareholders or the Domestic Company.

8.        适用法律和争议解决

Applicable Laws and Dispute Resolution

8.1  本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中华人民共和国法律。

Applicable Laws. The formation, validity, interpretation, performance of, and the resolution of dispute arising out of，this Agreement shall be governed by the People’s Republic of China (PRC) laws.

8.2  争议解决。因解释和履行本协议而发生的任何争议，本协议各方首先通过友好协商的方式加以解决。如果与本协议有关或由本协议引起的任何争议无法通过友好协商解决，任何一方均可将此类争议提交上海国际经济贸易仲裁委员会，并根据其当时有效的仲裁规则在上海解决纷争。 对于本协议下的仲裁，仲裁庭应由三名仲裁员组成。申请人和被申请人各自指定一名仲裁员，第三名仲裁员由上述两名仲裁员经协商或由上海国际经济贸易仲裁委员会委任。仲裁裁决是终局的，对各方具有法律约束力。除仲裁裁决另有规定外，所有费用应由败方承担。各方一致同意仲裁不得公开进行。

Dispute Resolution. Any dispute arising out of or in connection with this Agreement shall be resolved by the Parties upon friendly negotiation. If any dispute in connection with or arising out of this Agreement cannot be resolved through friendly negotiation, either Party may submit such dispute to Shanghai International Economic and Trade Arbitration Commission to be administered in Shanghai in accordance with its arbitration rules then in force. For the arbitration hereunder, the arbitration tribunal shall consist of three arbitrators. The applicant and the respondent shall each appoint one arbitrator, and the third arbitrator shall be appointed by the said two arbitrators upon negotiation or appointed by Shanghai International Economic and Trade Arbitration Commission. The arbitration award shall be final and legally binding upon the Parties. Except as otherwise provided in the arbitration award, all costs shall be borne by the defeated Party. The Parties unanimously agree that the arbitration shall not be conducted publicly.

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9.        法律变更

Change in Law

本协议生效后，如果中华人民共和国的任何中央或地方立法或行政机关修改任何中央或地方法律，法规，条例或其他规范性文件，包括修改，补充，废除，解释或公布任何实施方法或规则现行法律，法规，条例或其他规范性文件（统称“修订”），或者发布新的法律，法规，条例或者其他规范性文件（统称“新规”），则在以下前提下适用：

Upon effectiveness of this Agreement, if any central or local legislative or administrative authority in the People’s Republic of China (PRC) amends any central or local People’s Republic of China (PRC) law, regulation, ordinance or other normative document, including amending, supplementing, repealing, interpreting or publishing implementing methods or rules for any existing law, regulation, ordinance or other normative document (collectively referred to as the “Amendment”), or issuing any new law, regulation, ordinance or other normative document (collectively referred to as “New Regulation’’), the following provisions shall apply:

9.1  在本协议有效期内，修订或新规对一方有利（而另一方不会因此产生任何重大不利影响），则各方应及时向有关当局申请（如有必要）以获取此类利益修订或新规，各方应尽一切努力促使批准此类申请。

If the Amendment or New Regulation is more favorable to any Party than any applicable law, regulation, ordinance or other normative document then in force on the effective date of this Agreement ( and the other Party will not thus be imposed any material adverse effect), then the Parties shall timely apply to relevant authority (if necessary) for obtaining the benefits of such Amendment or New Regulation. The Parties shall make every effort to procure the approval of such application.

9.2  如果由于修订或新规，对WFOE的经济利益有任何直接或间接的重大不利影响，并且各方不能按照本协议之规定解决对WFOE经济利益的不利影响，则在WFOE通知其他各方后，各方应及时协商对本协议进行所有必要的修改，以最大限度地保护WFOE的经济利益。

If, due to the Amendment or New Regulation, there is any direct or indirect material adverse effect on the economic interests of the WFOE hereunder, and the Parties cannot solve such adverse effect imposed on the economic interests of the WFOE in accordance with the provisions of this Agreement, then after the WFOE notifies the other Parties, the Parties shall timely negotiate to make all requisite amendment to this Agreement to maximally protect the economic interests of the WFOE hereunder.

10.    不可抗力

Force Majeure

10.1  “不可抗力事件”是指任何超出缔约方合理控制范围的事件，并且不能通过受影响方的合理注意义务来防止，包括但不限于自然灾害，战争和暴动，但欠缺债信，资本或资金不视为超出一方合理控制范围。如果发生不可抗力事件延迟或妨碍履行本协议，受影响的一方仅对此类延迟或无法履行不承担责任。寻求免除本协议履约义务或本协议任何条款规定的受影响方应立即通知他方被免除的义务和完成履行应采取的措施。

A “Force Majeure Event” refers to any event that is beyond the reasonable control of a Party and cannot be prevented with reasonable care of the affected Party, including but not limited to natural disasters, war and riot. However, any shortage of credit, capital or finance shall not be regarded as an event beyond the reasonable control of a Party. In the event that the occurrence of a Force Majeure Event delays or prevents the performance of this Agreement, the affected Party shall not be liable for any obligations hereunder only for such delayed or prevented performance. The affected Party who seeks to be exempt from the performance obligation under this Agreement or any provision hereof shall inform the other Party, without delay, of the exemption of obligation and the approaches that shall be taken to complete performance.

10.2  只有当受影响方已尽一切合理努力履行本协议时，寻求豁免义务的一方始可免除履行被延迟或被阻碍的义务，而不承担任何责任。一旦此类责任免除的原因被纠正或修补，各方同意尽最大努力恢复履行本协议。

The Party affected by Force Majeure Event shall not assume any liability hereunder, provided that only when the affected Party has made all reasonable efforts to perform this Agreement, the Party who seeks exemption of obligation may be exempted from performing such obligation and only to the extent of the delayed or impeded performance. Once the cause for such exemption of liability is corrected and remedied, each Party agrees to use his or its best efforts to resume the performance of this Agreement.

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11.    其他

Miscellaneous

11.1  通知。根据本协议发出的所有通知均应通过专人递送、传真或挂号邮件发送。如果通过挂号邮件发送，则在签署收到挂号邮件的回执之日视为有效地发出通知。 通过专人递送或传真传送时，则视为于交付之日发出通知。通过传真发送的通知的原件应通过挂号邮件发送或在通过传真发送后由专人递送。

Notice. All notices required to be given pursuant to this Agreement shall be delivered personally or sent by facsimile transmission or registered mail. A notice shall be deemed effectively given on the date of the signature on the receipt of the registered mail if sent by registered mail, or on the date of delivery if given by personal delivery or facsimile transmission. The original copy of the notice sent by facsimile transmission shall be sent by registered mail or delivered personally immediately after being sent by facsimile transmission.

11.2  进一步保证。各方同意立即签订为履行本协议条款和目的而合理需要的其他文件，并采取有助于履行本协议条款和目的的进一步合理行动。

Further Assurance. The Parties agree to promptly execute documents that are reasonably required for the implementation of the provisions and purpose of this Agreement and take further actions that are reasonably required for the implementation of the provisions and purpose of this Agreement.

11.3  完整协议。除本协议签署后的书面修改，补充或变更外，本协议应构成各方就本协议内容达成的完整协议，并取代所有事先的口头和书面协商。

Entire Agreement. Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

11.4  标题。本协议的标题仅为方便起见，不得用于解释或以其他方式影响本协议条款的含义。

Headings. The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

11.5  税收和费用。各方应各自承担因本协议的签署和履行而产生的任何和所有税费。

Taxes and Expenses. Each Party shall bear any and all taxes and expenses occurring to or levied on it with respect to the execution and performance of this Agreement.

11.6  转让协议。未经WFOE事先书面同意，国内公司不得转让本协议项下权利和义务予任何第三方。国内公司特此同意WFOE可将其在本协议项下的权利和义务转让给任何各方，在这种情况下，WFOE只需向国内公司发送书面通知，而无需进一步征得国内公司的同意。

Transfer of Agreement. Without prior written consent of the WFOE, the Domestic Company may not assign its rights and obligations hereunder to any third party. The Domestic Company hereby agrees that the WFOE may assign its rights and obligations hereunder to any third party, in which case the WFOE only needs to send a written notice to the Domestic Company, without further obtaining the consent of the Domestic Company for such assignment.

11.7  承继。本协议对缔约方各自的继承人及经许可的受让人发生拘束力。

Succession. This Agreement shall be inured to the benefits of and binding upon the respective successors and permitted assigns of each Party

11.8  可分割性。如果本协议的任何条款因相关法律不一致而无效或不可执行，则该条款仅在相关法律适用的范围内被视为无效或不可执行，且不会影响本协议其他条款的法律效力。

Severability. If any provision of this Agreement is invalid or unenforceable due to inconsistency with relevant laws, such provision shall be deemed invalid or unenforceable only to the extent where the relevant laws apply, and will not affect the legal validity of other provisions of this Agreement.

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11.9  豁免。任一方均可豁免本协议的条款和条件，前提是此类豁免仅在以书面形式提出并经各方同意和签署后生效。如果违约之一方在特定情况下得到他方的豁免，该豁免不构成也取得其他类似违约行为的豁免。

Waiver. Any Party may waive the terms and conditions of this Agreement, provided that such waiver shall only become effective if made in writing and agreed and signed by the Parties. No waiver by a Party of the breach by the other Party in a specific case shall operate as a waiver by such Party of any similar breach by the other Party in other cases.

11.10  协议的修正和补充。各方应通过书面文书修改和补充本协议。 经各方妥善签署后，该修改和补充将成为本协议的组成部分，并具有与本协议相同的法律效力。

Amendment and Supplement of Agreement. The Parties shall amend and supplement this Agreement by a written instrument. Any amendment and supplement will become an integral part of this Agreement after proper execution by the Parties and have same legal effect as this Agreement.

11.11  份数及语言。本协议应以中、英文书就，一式四份，各方各持一份，各份具有同等效力。如果中、英文发生不一致，则以英文版本为准。

Counterpart. This Agreement shall be written in Chinese and English and made in three copies, with each Party hereto holding one copy with the same effect. In the event of any inconsistency between Chinese and English, the English version shall prevail.

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(本页留作独家购买权协议的签名页)

(This page is intentionally left as the signature page of the Voting Rights Proxy Agreement)

股东：宗辉

Existing Shareholder: Zong Hui

签字：/s/ Zong Hui

Signature: /s/ Zong Hui

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（本页留作独家购买权协议的签名页）

(This page is intentionally left as the signature page of the Exclusive Call Option Agreement)

外商独资公司：上海诺斯拉文化有限公司

WFOE: Shanghai Nocera Culture Co., Ltd.

签字：/s/ Song-Yuan Teng

Signature：/s/ Song-Yuan Teng

姓名 ：邓淞元

Name：Song-Yuan Teng

职务：董事

Title：Director

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（本页留作独家购买权协议的签名页）

(This page is intentionally left as the signature page of the Exclusive Call Option Agreement)

国内公司：杭州星咖互娱文化传媒有限公司

Domestic Company：Zhejiang Xinca Mutual Entertainment Culture Media Co., LTD

签字：/s/ Zong Hui

Signature：/s/ Zong Hui

姓名 ：宗辉

Name：Zong Hui

职务：董事长

Title：Chairman

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